                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of July 31, 2007
(this "Agreement"), is entered into between LaSalle Bank National Association
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital
Markets, Inc. and Wells Fargo Bank, National Association ("Wells Fargo") as
master servicers (each, in such capacity, a "Master Servicer"), Centerline
Servicing Inc. as special servicer (the "Special Servicer"), U.S. Bank National
Association as trustee (the "Trustee"), Wells Fargo as certificate administrator and LaSalle Bank National Association as custodian (in such capacities, the
"Certificate Administrator" and "Custodian", respectively). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of July 31, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co. Incorporated
("Morgan Stanley"; Merrill Lynch, Goldman Sachs and Morgan Stanley,
collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered
Certificates"). The Purchaser has also entered into a Certificate Purchase
Agreement, dated as of July 31, 2007 (the "Certificate Purchase Agreement"),
with Merrill Lynch (in such capacity, the "Initial Purchaser"), whereby the
Purchaser will sell to the Initial Purchaser all of the remaining Certificates
(such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $739,356,375 (the "LaSalle Mortgage Loan
Balance") (subject to a variance of plus or minus

5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The LaSalle Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance of
$4,050,224,261 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on August 16, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Purchase Consideration") for the
Mortgage Loans shall be equal to (i) approximately 97.8401% of the LaSalle
Mortgage Loan Balance as of the Cut-off Date, plus (ii) $ 1,885,646.03, which amount represents the amount of interest accrued on the LaSalle Mortgage Loan
Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, the sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

      The Seller hereby covenants and agrees that the sale of the Mortgage
Loans by the Seller is not subject to, and shall not be limited by, the letter agreement (the "Letter Agreement") entered into by the Seller and Merrill Lynch with respect to certain classes of the Certificates, and that the Seller shall have no claim against the Mortgage Loans as a result of its entering into the
Letter Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

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            (c)   The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan shall contain the following documents:

                  (i)     (A) the original executed Mortgage Note for the
      subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of U.S. Bank National Association, as Trustee for the registered holders of Merrill Lynch Mortgage Trust 2007-C1, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C1, or in blank, and (B)
      in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

                  (ii)    an original or copy of the Mortgage, together with
      originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii)   an original or copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv)    an original executed assignment, in recordable form
      (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the
      Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of U.S. Bank National Association, as Trustee for the registered holders of Merrill Lynch Mortgage Trust 2007-C1, Commercial Mortgage
      Pass-Through Certificates, Series 2007-C1 (or, in the case of a Loan
      Combination, in favor of U.S. Bank National Association, as Trustee for the registered holders of Merrill Lynch Mortgage Trust 2007-C1, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

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                  (v)     an original assignment of all unrecorded documents
      relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of U.S. Bank National Association, as
      Trustee for the registered holders of Merrill Lynch Mortgage Trust
      2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
      (or, in the case of a Loan Combination, in favor of U.S. Bank National
      Association, as Trustee for the registered holders of Merrill Lynch
      Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates,
      Series 2007-C1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

                  (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

                  (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)  any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of U.S. Bank National Association, as
      Trustee for the registered holders of Merrill Lynch Mortgage Trust
      2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1, as
      assignee (or, in the case of a Loan Combination, in favor of U.S. Bank
      National Association, as Trustee for the registered holders of Merrill
      Lynch Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through
      Certificates, Series 2007-C1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

                  (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

                  (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

                  (xi)    an original or a copy of any loan agreement, any
      escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit
      (which letter of credit shall not be delivered in original form

                                        4

      to the Custodian, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan;

                  (xii)   with respect to a Mortgage Loan secured by a
      hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

                  (xiii)  if such Trust Mortgage Loan is part of a Loan
      Combination, an original or a copy of the related Loan Combination
      Co-Lender Agreement.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)   The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided that, in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the
Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and
Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the
Recording/Filing Agent.

            (e)   All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master

                                        5

Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the
Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a national banking association duly
      organized, validly existing and in good standing under the laws of the
      United States and the Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
      under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences

                                        6

      that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

                  (iv)    The Seller is not in default with respect to any order
      or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                  (vi)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                  (vii)   None of the sale of the Mortgage Loans by the Seller,
      the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the
      Seller's ability to perform its duties and obligations under this
      Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

                  (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

                  (ix)    Under generally accepted accounting principles
      ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage
      Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be

                                        7

      rendered insolvent by, the sale of the Mortgage Loans to the Purchaser.
      The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                  (x)     The Prospectus Supplement contains all the information
      that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB"
      shall mean Subpart 229.1100 - Asset-Backed Securities (Regulation AB), 17
      C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
      Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the
      Commission or its staff from time to time.

            (b)   The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)   If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the applicable Master Servicer for deposit into its
Collection Account any Substitution Shortfall Amount in connection therewith;
provided, however, that, unless the Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day

                                        8

period, the Seller shall have delivered an officer's certificate to the
Certificate Administrator setting forth the reason(s) such Document Defect or
Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document
Defect (other than with respect to the Specially Designated Mortgage Loan
Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document
Defect or Breach exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of

                                        9

a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or
Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Certificate
Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan
(for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect or
Breach as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on
Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the
Custodian not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate
Administrator an Opinion of Counsel that such modification shall not cause an
Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

                                       10

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be

                                       11

necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable
Master Servicer and the Special Servicer shall release to the Seller any Escrow
Payments and Reserve Funds held by it in respect of such repurchased or deleted
Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)   This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3.

            SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or

                                       12

affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B)
violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)   Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the
Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                                       13

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f)   One or more letters from the independent accounting firm of
Deloitte & Touche LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g)   The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of July 31, 2007, among the Seller, Merrill Lynch Mortgage Lending, Inc., General Electric Capital
Corporation, Wells Fargo Bank, National Association, the Purchaser, the
Underwriters and the Initial Purchaser.

            Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a)   (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the

                                       14

applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, the "Servicing Rights Purchase Agreement");

            (b)   An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)   An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchaser may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing
Prospectus (when read together with the free writing prospectus distributed by
e-mail to potential investors in the Certificates on July 31, 2007 and attached hereto as Exhibit A), as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain
Characteristics of the Mortgage Loans"

                                       15

(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1 (YM Footnotes) to the Prospectus
Supplement, entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1 (YM Footnotes) relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Preliminary
Structural and Collateral Term Sheet" (insofar as the information contained in
Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B (only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder)), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the
Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1 (YM Footnotes) to the Prospectus Supplement, entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1 (YM Footnotes) relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with
Annex A-1, Annex A-2 and/or Annex B (only insofar as the information contained therein related to the Mortgage Loans sold by the Seller hereunder)), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of
Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers",

                                       16

"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties", "Risk Factors--Risks Related to the Mortgage Loans", "Description
of the Mortgage Pool", "Transaction Participants--The Sponsors" and
"Affiliations and Certain Relationships and Related Transactions".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated July
16, 2007, and relating to the Publicly Offered Certificates.

            "Memorandum" means the confidential Private Placement Memorandum dated July 31, 2007, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated May 10, 2007.

            "Prospectus Supplement" means the prospectus supplement dated July
31, 2007, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means July 31 , 2007, at 3:30 p.m.

            (e)   Each of: (i) articles of association and bylaws of the Seller, and (ii) an original or a copy of a certificate of corporate existence of the
Seller issued by the Office of the Comptroller of the Currency not earlier than
60 days prior to the Closing Date;

            (f)   A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the
Custodian, the Underwriters, the Initial Purchaser and each of the Rating
Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (g)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in

                                       17

Section 2 of this Agreement be, and be construed as, a sale of the Mortgage
Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this
Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or the Custodian or any of their agents, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the Mortgage Loans), reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the
Mortgage Loans), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2) business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The

                                       18

obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust Fund will terminate upon the Trustee or Certificate
Administrator filing a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust Fund under the Securities
Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form
8-K, Form 10-D or Form 10-K with respect to the Trust Fund as required under the
1934 Act and any applicable rules promulgated thereunder and as required under
Regulation AB.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO

                                       19

TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT,
TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchaser (also as an intended third party beneficiary hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

                                       20

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                               SELLER

                               LASALLE BANK NATIONAL ASSOCIATION

                               By: /s/ Brian Fetterolf
                                   --------------------------------------------
                                   Name: Brian Fetterolf
                                   Title: Director - Structured Products
                                          Real Estate Capital Markets

                               PURCHASER

                               MERRILL LYNCH MORTGAGE INVESTORS,
                                INC.

                               By: /s/ David M. Rodgers
                                   --------------------------------------------
                                   Name: David M. Rodgers
                                   Title: Executive Vice President

                    LASALLE MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

LaSalle Bank National Association
135 South LaSalle Street
Suite 3410
Chicago, Illinois 60603
Attention: Brian Fetterolf
Telecopier: (312) 904-0900

with a copy to:
LaSalle Bank Corporation
Legal Department
135 South LaSalle Street, Suite 925
Chicago, Illinois 60603
Attention: Marlene L. Ellis, Counsel
Telecopier: (312) 904-2340

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention:  David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
      Commercial Real Estate in the Office
      of the General Counsel

                    LASALLE MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.    Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.    Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.    Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in August 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.    Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or

encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, or a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage
Loan constitutes a Crossed Loan, the lien of the Mortgage for another Mortgage
Loan contained in the same Crossed Loan Group; (g) if the related Mortgaged
Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The
Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the security intended to be provided by the related
Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged
Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the
Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the
Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.    Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to

applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related
Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related
Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan
Combination, no person other than the related Mortgagor and, in certain instances the related Mortgagee, owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.    Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, that, in each case, would materially and adversely interfere with the security intended to be provided by such Mortgage, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and
(c) the related Mortgagor has not been released from its obligations under such
Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) July 6, 2007 and (b) the closing date of such Mortgage
Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the
Mortgaged Property or any material portion thereof from the lien of the related
Mortgage, or (iv) released the related Mortgagor from its obligations under such
Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7.    Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its Value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property, which were included for the purpose of determining the Value of the related
Mortgaged Property, encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged
Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not

materially and adversely affect the Value or current use of such Mortgaged
Property and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.    Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue the title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property and is not secured by a single Mortgage, each related Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured (except with respect to the rights of the holder of any Non-Trust
Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs) without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage
Loan is the same as the property legally described in the related Mortgage.

            9.    No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.   Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as

applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism provided that such insurance is generally available at commercially reasonable rates.

            11.   Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

            12.   Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not

greater than 2% of the outstanding principal balance of the related Mortgage
Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions, (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects or (I) the related Mortgagor or one of its affiliates is currently taking, or is required to take, such actions (which may be implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental
Report or required by the applicable governmental authority. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related
Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the
Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the lesser of (a) the amount estimated in such Environmental Report as sufficient to pay the costs of such remediation or (b) the principal balance of the Mortgage Loan, has a term ending no sooner than a date which is the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related
Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the
Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

            13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement evidencing or securing such Mortgage Loan that was executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i), (ii), and (iii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.   Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by commercial general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types.
Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such
Mortgaged Property constitutes a manufactured housing community. If any material portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property (other than a manufactured housing community) located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South
Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged
Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced)
without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date
Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, except as set forth in the first sentence of this representation 14, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related
Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground
Lease (as defined| in representation 18 below).

      Each Mortgaged Property is insured by a "special form" or a "special perils form" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.   Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.   Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is, to the Seller's knowledge, a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.   Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property or any such material non-compliance is insured by the Title Policy or a law and ordinance insurance policy). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged
Property) or a zoning endorsement to the related Title Policy has been obtained or the Mortgaged Property is covered by insurance that will provide proceeds that will be sufficient to repay the Mortgage Loan.

            18.   Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

                  (i)     such Ground Lease or a memorandum thereof has been or
      will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since the recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such
      Ground Lease;

                  (ii)    the related lessee's leasehold interest in the portion
      of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and
      Permitted Encumbrances;

                  (iii)   upon foreclosure of such Mortgage Loan (or acceptance
      of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has either been obtained or

      (pursuant to the Ground Lease) may not be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

                  (iv)    such Ground Lease is in full force and effect, and, to
      the Seller's knowledge, no material default has occurred under such Ground
      Lease;

                  (v)     such Ground Lease requires the lessor thereunder to
      give notice of any material default by the lessee to the mortgagee under such Mortgage Loan provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of the Ground
      Lease; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (vii)   such Ground Lease either (i) has an original term
      which extends not less than twenty (20) years beyond the Stated Maturity
      Date of such Mortgage Loan, or (ii) has an original term, which together with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
      (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                  (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                  (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed or consented to by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or
      (ii) to the payment of the outstanding principal balance of the Mortgage
      Loan together with any accrued interest thereon;

                  (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial

      mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

                  (xi)    such Ground Lease provides that (i) it may not be
      amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, or (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii)
      such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

            19.   Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.   Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.   No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b)
subject to available funds, a portion of the cash flow generated by such
Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.   Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the Value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.   Other Mortgage Liens. Except with respect to another Mortgage
Loan (which will also be an asset of the Trust Fund) cross-collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.   No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.   Compliance. Other than any default interest or any late
charges, each Mortgage Loan (other than ARD Loans after their respective
Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.   Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental

authorities, (ii) a legal opinion, (iii) an endorsement to the related Title
Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.   Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any Crossed Loan Groups, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.   Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Loan Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more improved or unimproved parcels of land to which, in either case, the Seller did not give any material value in underwriting the Mortgage Loan.

            29.   Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.   Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is

responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.   Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32.   Inspection. The Seller (or if the Seller is not the
originator, the originator of the Mortgage Loan) or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.   No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.   Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan documents, transfers that are subject to the mortgagee's approval of the proposed transferee and satisfaction of certain conditions specified in the
Mortgage Loan documents, transfers, substitutions or releases of collateral provided in the Mortgage Loan documents, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage
Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan documents; provided, however, that certain Mortgage Loans provide for the assumption of the Mortgage
Loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            35.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a

Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the
Mortgage Loans and prohibit it from engaging in any business unrelated to such
Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged
Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person
(other than a Mortgagor with respect to a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan) and, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.   Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.   ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.   Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the Mortgage Loan documents. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the
Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related
Mortgagor which are material to the conduct in the ordinary course of the
Mortgagor's business on the related Mortgaged Property,

subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

            40.   Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

            41.   Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.   Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.   Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.   Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.   Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46.   Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.   Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.   Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

            49.   Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

                  (i)     has disclosed, or is aware that there has been
      disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy)
      identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller;
      or

                  (ii)    has delivered or caused to be delivered to the insurer
      under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.   No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.   Servicing. The servicing and collection practices used by the
Seller (with respect to each Mortgage Loan serviced thereby, if the Seller acted as a servicer of any such Mortgage Loan) and, to the best of the Seller's knowledge, the servicing and collection practices employed by any servicer(s)
acting as agents for the Seller with respect to each Mortgage Loan (if such
Mortgage Loan is serviced by a third party servicer), have, in all material respects, met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.   Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

            53.   Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES*

EXCEPTIONS TO REPRESENTATIONS (4) AND (8)
---------------------------------------------------------------------------------------------------------
LOANS                                          DESCRIPTION OF EXCEPTIONS
---------------------------------------------------------------------------------------------------------

113  210 Celebration Place                     The Mortgaged  Property is subject to a right of first
                                               offer to purchase the Mortgaged Property in favor of the
                                               sole tenant.  The right of first offer does not apply to
                                               any transfer of title through a foreclosure or a
                                               deed-in-lieu of foreclosure, however, subsequent
                                               transfers will be subject to the right of first offer.
---------------------------------------------------------------------------------------------------------
134  Cross Rock Shops                          If a portion of the Mortgaged Property occupied by
                                               Brinker Oklahoma Inc., d/b/a Chili's Restaurant
                                               ("Brinker") becomes a stand alone parcel, then Brinker
                                               has a right of first refusal to purchase the stand alone
                                               parcel upon the sale of such stand alone parcel to a
                                               third party.  The right of first refusal does not apply
                                               to any transfer of title through a foreclosure or a
                                               deed-in-lieu of foreclosure, however, subsequent
                                               transfers will be subject to the right of first
                                               refusal.
---------------------------------------------------------------------------------------------------------
169  5655 Peachtree Parkway                    Each Mortgaged Property is subject to a right of first
170  Walgreens-Tucson                          refusal in favor of the respective sole tenant.  The
175  Walgreens Woodruff                        respective right of first refusal does not apply to any
228  National Wood Products                    transfer of title through a foreclosure or a
                                               deed-in-lieu of foreclosure, however, subsequent
                                               transfers will be subject to the right of first refusal.
---------------------------------------------------------------------------------------------------------

_______________________

*     Seller has attempted to indicate the particular representation or warranty
      (by reference to the Section in which such representation or warranty appears) to which an exception primarily relates. Notwithstanding the foregoing, each exception is intended to qualify each representation or warranty to which it may relate, regardless whether such exception expressly refers to the Section in which the applicable representation or warranty appears.

      For purposes of the MLPA and this Annex A (to Schedule I) - Exceptions to the Representations and Warranties of Seller, Seller deems the term
      "commercial and multifamily" to include manufactured housing communities.

      In addition, all mortgage loan assignments and UCC financing statements assignments were executed in favor of the Trustee and not the Purchaser.

EXCEPTIONS TO REPRESENTATION (6)
---------------------------------------------------------------------------------------------------------
LOANS                                          DESCRIPTION OF EXCEPTIONS
---------------------------------------------------------------------------------------------------------

5 Och-Ziff Retail Portfolio                    The Mortgage Loan documents were modified after July 6,
                                               2007 to reflect an additional advance to Mortgagor in
                                               the amount of $47,718,309.66, which additional advance
                                               was contemplated in the original Mortgage Loan documents.
---------------------------------------------------------------------------------------------------------
130  Holiday Inn Express Blythewood, SC        With respect to each Mortgage Loan, the performance date
177  I-10 Durham                               for the satisfaction of the respective post-closing
182  503 Old Waterford Way                     obligations was extended until September 30, 2007 and
204  The Ohlone Retail Center                  such extension occurred after July 6, 2007.
---------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (10)
---------------------------------------------------------------------------------------------------------
LOANS                                          DESCRIPTION OF EXCEPTIONS
---------------------------------------------------------------------------------------------------------

170  Walgreens-Tucson                          Each Mortgagor may provide insurance through its
175  Walgreens Woodruff                        respective tenant and the respective tenant on each
                                               Mortgaged Property has the right to self insure in lieu
                                               of third party insurance.
---------------------------------------------------------------------------------------------------------
191  United Rentals and Burger King Portfolio  Mortgagor may provide insurance through its tenants and the tenants on the Mortgaged Property have the right to
                                               self insure in lieu of third party insurance.  The
                                               respective tenants current  insurance policies do not
                                               provide terrorism coverage.  A non-recourse carveout
                                               was added to cover lender against any losses that it
                                               may suffer as result of a lack of terrorism insurance.
---------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (14)
---------------------------------------------------------------------------------------------------------
LOANS                                          DESCRIPTION OF EXCEPTIONS
---------------------------------------------------------------------------------------------------------

All Loans Referenced in Exception 10           With respect to terrorism insurance see the exceptions
                                               to Rep. 10 all of which are incorporated herein by
                                               reference.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

57  Clinton Hotel                              Mortgagor has windstorm coverage insurance in an amount
                                               equal to 150% of the 475 year probable maximum loss
                                               ($13,500,000) established in the survey completed by
                                               AON Risk Services Natural Hazards Group consistent with
                                               the requirements set forth in that certain release "US
                                               CMBS: Is PML The Answer To The Hurricane Insurance
                                               Crunch?", dated as of October 5, 2006.  The Mortgage
                                               Loan amount is $15,700,000.  The Mortgage Loan
                                               documents also require Mortgagor, at all times while
                                               the Mortgage Loan is outstanding, to maintain insurance
                                               coverage in form and in such amounts as is satisfactory
                                               to lender.
---------------------------------------------------------------------------------------------------------
195  Mobile Manor                              Mortgagor is permitted to carry casualty insurance on
                                               the clubhouse improvements at actual cash value rather
                                               than full replacement value.  A non-recourse carveout
                                               was added to cover lender against any losses that it
                                               may suffer as result of Mortgagor failing to fully
                                               rebuild the clubhouse improvements as a result of
                                               insufficient casualty insurance proceeds.
---------------------------------------------------------------------------------------------------------
231  Island Storage                            Mortgagor is required in the Mortgage Loan documents to
                                               obtain business interruption and loss of rents
                                               insurance for no less than 3 months.  A non-recourse
                                               carveout was added to cover lender against any losses
                                               that it may suffer as result of the foregoing.
---------------------------------------------------------------------------------------------------------
259  Regency Square Plaza                      No terrorism insurance was in place at the closing of
                                               the Mortgage Loan.  Mortgagor has an obligation to
                                               obtain terrorism insurance when it renews its insurance
                                               policy in November 2007.  A non-recourse carveout was
                                               added to cover lender against any losses that it may
                                               suffer as result of a lack of terrorism insurance.
---------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (17)
---------------------------------------------------------------------------------------------------------
LOAN                                           DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------

263  500 Horton Court                          The Mortgaged Property is legal non-conforming as to
                                               use, however, the Mortgaged Property can be rebuilt and
                                               restored after a casualty.  If the casualty causes the
                                               rebuild threshold to be exceeded, then the Mortgaged
                                               Property can be rebuilt or restored after a casualty to
                                               its prior condition and use so long as any such
                                               rebuilding or restoration is commenced and completed
                                               within one year after the casualty occurs.
---------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (18)
---------------------------------------------------------------------------------------------------------
LOAN                                           DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------

188  Cornell Square                            (vii) term of the Ground Lease only extends 17 years
                                               beyond stated maturity date not 20 years.
---------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (27)
---------------------------------------------------------------------------------------------------------
LOAN                                           DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------

65  Stone Ridge Apartments                     With respect to the Mortgage Loan, there is an AB note
                                               structure in place.  The B Note and the rights of the
                                               holder of the B Note to receive payments are junior and
                                               subordinated to the Mortgage Loan and the rights of the
                                               holder of the Mortgage Loan.  The Mortgage Loan and the
                                               B Note are cross-defaulted.
---------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (34)
---------------------------------------------------------------------------------------------------------
LOANS                                          DESCRIPTION OF EXCEPTIONS
---------------------------------------------------------------------------------------------------------

33  Broadstone Heights                         Mortgagor is able to obtain additional debt secured by a
                                               second mortgage on its Mortgaged Property. Additionally,
                                               the Mortgage Loan documents permit the equity owners in
                                               Mortgagor to obtain future mezzanine debt and to pledge
                                               their ownership interests as collateral for such
                                               mezzanine debt subject to the satisfaction of certain
                                               conditions set forth in the Mortgage Loan documents.
---------------------------------------------------------------------------------------------------------
47   Plaza Nine                                The respective Mortgage Loan documents permit the
64   Laurel Executive Bldg.                    respective equity owners in each Mortgagor to obtain
106  Rochling Distribution Facility            future mezzanine debt and pledge ownership interest as
154  35 Raymond                                collateral for such mezzanine debt subject to the
                                               satisfaction of certain conditions set forth in the
                                               respective Mortgage Loan documents.
---------------------------------------------------------------------------------------------------------
72  The Papermill                              The Mortgage Loan documents permit any partner in
                                               Mortgagor to convey 100% of its interest in Mortgagor to
                                               a new entity that in turn may obtain future mezzanine
                                               debt, and pledge its ownership interests in Mortgagor as
                                               collateral for such mezzanine debt subject to the
                                               satisfaction of certain conditions set forth in the
                                               Mortgage Loan documents.
---------------------------------------------------------------------------------------------------------
86  MedVenture Building                        In connection with financing the costs of any expansion
                                               of the Mortgaged Property in the event that the sole
                                               tenant exercises its expansion right, (i) Mortgagor is
                                               able to obtain additional debt secured by a second
                                               mortgage on its Mortgaged Property,
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                               and/or (ii) the equity owners in Mortgagor may obtain
                                               future mezzanine debt and pledge their ownership
                                               interests as collateral for such mezzanine debt, in each
                                               case subject to the satisfaction of certain conditions
                                               set forth in the Mortgage Loan documents.
---------------------------------------------------------------------------------------------------------
107  Wilmot Professional Plaza                 The owner of Mortgagor has existing mezzanine debt in
                                               the amount of $599,539.  The holder of the Mortgage Loan
                                               and the mezzanine lender entered into a mutually
                                               acceptable Intercreditor Agreement.
---------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (37)
---------------------------------------------------------------------------------------------------------
LOAN                                           DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------

14  600 West Chicago                           Certain portions of the Mortgaged Property share tax
                                               parcel numbers with other properties.  The applications
                                               for separate tax parcel numbers have been submitted,
                                               with separate tax parcel numbers to be available for tax
                                               year 2008, which shall be payable in calendar year
                                               2009. The parties have entered into separate agreements
                                               pursuant to which the parties have agreed on the
                                               proration and payment of real estate taxes.
---------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (43)
---------------------------------------------------------------------------------------------------------
LOANS                                          DESCRIPTION OF EXCEPTIONS
---------------------------------------------------------------------------------------------------------

All LaSalle Loans                              Generally, the Mortgage Loan documents do not include a
                                               non-recourse carveout for "waste," but the Mortgage
                                               Loan documents do include a non-recourse carveout for
                                               "any material waste of the Mortgaged Property caused by
                                               the act(s) or omission(s) of Mortgagor, its agents,
                                               affiliates, officers or employees".
---------------------------------------------------------------------------------------------------------
14  600 West Chicago                           The Mortgage Loan documents do not include non-recourse
                                               carveouts for "waste" and "material misrepresentation",
                                               but the Mortgage Loan documents do include non-recourse
                                               carveouts for "material physical waste" and "material
                                               misrepresentation that materially adversely affects the
                                               Mortgage Loan or the lender".
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

16  OfficeMax Headquarters                     The respective Mortgage Loan documents provide that
36  ConAgra Foods                              only each Mortgagor is liable for any breach of the
                                               environmental representations, warranties and
                                               covenants.  The respective Mortgage Loan documents do
                                               not include non-recourse carveouts for "waste" and
                                               "material misrepresentation", but the respective
                                               Mortgage Loan documents do include non-recourse
                                               carveouts for "intentional physical waste" and
                                               "material and intentional misrepresentation".
---------------------------------------------------------------------------------------------------------
18  The Shoppes at Old Bridge                  Only Mortgagor is liable for the non-recourse
                                               carveouts.  The Mortgage Loan documents do not include
                                               non-recourse carveouts for "waste" and "material
                                               misrepresentation", but the Mortgage Loan documents do
                                               include non-recourse carveouts for "physical waste
                                               caused by the intentional or grossly negligent act or
                                               omission of Mortgagor, its agents, affiliates, officers
                                               and employees" and "material willful misconduct or
                                               material misrepresentation that has a material adverse
                                               affect".
---------------------------------------------------------------------------------------------------------
31  Hampton Inn - BWI                          Only Mortgagor is liable for a breach of environmental
                                               representations, warranties and covenants.
---------------------------------------------------------------------------------------------------------
64  Laurel Executive Bldg.                     The Mortgage Loan documents only have the Mortgagor
                                               liable for a breach of environmental representations,
                                               warranties and covenants.  The Mortgage Loan documents
                                               do not include a non-recourse carveout for "material
                                               misrepresentation", but the Mortgage Loan documents do
                                               include a non-recourse carveout for "intentional and
                                               material misrepresentation."
---------------------------------------------------------------------------------------------------------
106  Rochling Distribution Facility            The respective Mortgage Loan documents do not include a
107  Wilmont Professional Plaza                non-recourse carveout for "waste", but the respective
                                               Mortgage Loan documents do include a non-recourse
                                               carveout for "the removal or disposal by such Mortgagor
                                               of any portion of the respective Mortgaged Property
                                               after an Event of Default".
---------------------------------------------------------------------------------------------------------
79  Continental West                           The Mortgage Loan documents do not include a
                                               non-recourse carveout for "waste", but the Mortgage
                                               Loan documents do include a non-recourse carveout for
                                               "physical waste".
---------------------------------------------------------------------------------------------------------
131  Bare Hills Corporate Center Building C    Only Mortgagor is liable for the non-recourse
                                               carveouts.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

189  Oakshire Village of Centennial Park       The Mortgage Loan documents do not include a
                                               non-recourse carveout for "waste", but the Mortgage
                                               Loan documents do include a non-recourse carveout for
                                               "any material waste of the Mortgaged Property but only
                                               to the extent that cash flow from the Mortgaged
                                               Property is available to prevent such waste".
---------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (53)
---------------------------------------------------------------------------------------------------------
LOAN                                           DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------

5  Och-Ziff Retail Portfolio                   UBS Real Estate Securities Inc., a Delaware corporation
                                               originated the Mortgage Loan.
---------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

NONE.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

LASALLE

                                                               LOAN /                 PROPERTY
LOAN #  LOAN GROUP  PROPERTY NAME                             PROPERTY  ORIGINATOR      TYPE      STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  5          1      Och - Ziff Retail Portfolio               Loan      LaSalle     Retail        Various
 5.01        1      Colonial Pinnacle at Portofino            Property  LaSalle     Retail        19075 Interstate 45 South
 5.02        1      Colonial Promenade Beechwood              Property  LaSalle     Retail        196 Alps Road
 5.03        1      Colonial Promenade Trussville             Property  LaSalle     Retail        5895-5993 Trussville Crossings
                                                                                                  Parkway
 5.04        1      Colonial Promenade Alabaster              Property  LaSalle     Retail        300 Colonial Promenade Parkway
 5.05        1      Kingswood Commons                         Property  LaSalle     Retail        600 Kingwood Drive
 5.06        1      Colonial Promenade Hunter's Creek         Property  LaSalle     Retail        3900-4112 Town Center Boulevard
 5.07        1      Colonial Promenade Lakewood               Property  LaSalle     Retail        5620 San Jose Boulevard
 5.08        1      Colonial Promenade Northdale              Property  LaSalle     Retail        15700-15800 North Dale Mabry
                                                                                                  Highway
 5.09        1      Colonial Promenade Burnt Store            Property  LaSalle     Retail        3941 Tamiami Trail
 5.10        1      Colonial Promenade Trussville II          Property  LaSalle     Retail        5870-5890 Trussville Crossings
                                                                                                  Parkway
 5.11        1      Colonial Shoppes Clay                     Property  LaSalle     Retail        5100 Old Springville Road
  14         1      600 West Chicago                          Loan      LaSalle     Office        600 West Chicago Avenue, 900-950
                                                                                                  West Kingsbury, 811 North Larabee
  16         1      OfficeMax Headquarters                    Loan      LaSalle     Office        263 Shuman Boulevard
  18         1      The Shoppes at Old Bridge                 Loan      LaSalle     Retail        Route 9 and State Highway 18
  31         1      Hampton Inn - BWI                         Loan      LaSalle     Hospitality   829 Elkridge Landing Road
  33         2      Broadstone Heights                        Loan      LaSalle     Multifamily   8100 Barstow Street NE
  36         1      ConAgra Foods                             Loan      LaSalle     Office        215 West Diehl Road
  47         1      Plaza Nine                                Loan      LaSalle     Office        900 Route 9 North
  57         1      Clinton Hotel                             Loan      LaSalle     Hospitality   825 - 835 Washington Avenue
  64         1      Laurel Executive Bldg                     Loan      LaSalle     Office        312 Marshall Avenue
  65         2      Stone Ridge Apartments                    Loan      LaSalle     Multifamily   1115 Highway 146 North
  69         1      Nugget Market - Roseville                 Loan      LaSalle     Retail        771 Pleasant Grove Boulevard
  70         1      Laurelwood Collection                     Loan      LaSalle     Retail        4609-4637 Poplar Avenue
  72         1      The Papermill                             Loan      LaSalle     Office        3299 K Street NW
  79         2      Continental West                          Loan      LaSalle     Manufactured  3740 North Romero Road
                                                                                    Housing
  86         1      MedVenture Building                       Loan      LaSalle     Industrial    2301 Centennial Boulevard
  88         1      National American University              Loan      LaSalle     Office        5301 South Highway 16
  90         1      Hilton Garden Inn - Bozeman, MT           Loan      LaSalle     Hospitality   2023 Commerce Way
  92         1      SpringHill Suites Chesapeake Suffolk      Loan      LaSalle     Hospitality   2424 Gum Road
 106         1      Rochling Distribution Facility            Loan      LaSalle     Industrial    1375 Howell Road
 107         1      Wilmot Professional Plaza                 Loan      LaSalle     Office        6260 - 6296 East Grant Road
 113         1      210 Celebration Place                     Loan      LaSalle     Office        210 Celebration Place
 121         1      Roundy's Pick' n Save                     Loan      LaSalle     Retail        1100 East Garfield Avenue
 122         1      Inverness Business Park                   Loan      LaSalle     Industrial    109 - 111 Inverness Drive East
 123         1      Roundy's Pick' n Save 35th St             Loan      LaSalle     Retail        2355 North 35th Street
 130         1      Holiday Inn Express Blythewood, SC        Loan      LaSalle     Hospitality   120 Creech Road
 131         1      Bare Hills Corporate Center Building C    Loan      LaSalle     Office        1425 Clarkview Road
 133         1      Nipomo Retail Center                      Loan      LaSalle     Retail        671 and 681 West Tefft Street
 134         1      Cross Rock Shops                          Loan      LaSalle     Retail        3521 West Memorial Road
 136         1      Canoe Bay                                 Loan      LaSalle     Hospitality   16065 Hogback Road
 138         1      Wadsworth Commons                         Loan      LaSalle     Retail        1154 Hinkle Drive
 139         1      Mezzetta Court Industrial                 Loan      LaSalle     Industrial    110 Mezzetta Court
 142         1      Hampton Inn Newberry-Opera House          Loan      LaSalle     Hospitality   1201 Nance Street
 146         1      Fairfield Inn & Suites Greenwood          Loan      LaSalle     Hospitality   527 Bypass 72 NW
 150         2      The Apartments at Oakbrook Court          Loan      LaSalle     Multifamily   3 Oakbrook Court
 152         1      Lammers Grocery Retail Center             Loan      LaSalle     Retail        1512 9th Street
 154         1      35 Raymond                                Loan      LaSalle     Retail        35 North Raymond Avenue
 156         1      Parkway Collection                        Loan      LaSalle     Retail        1400 N. Germantown Parkway
 159         1      Quality Inn and Suites                    Loan      LaSalle     Hospitality   134 River Road
 163         1      Fairfield Inn & Suites Columbus East      Loan      LaSalle     Hospitality   2826 Taylor Road SW
 168         1      Bast Properties                           Loan      LaSalle     Office        1399, 1401 and 1415 Vischer Ferry
                                                                                                  Road
 169         1      5655 Peachtree Parkway                    Loan      LaSalle     Office        5655 Peachtree Parkway
 170         1      Walgreens - Tucson                        Loan      LaSalle     Retail        525 West Valencia Road
 171         1      Clock Tower Court                         Loan      LaSalle     Retail        6622 Mineral Point Road
 174         1      Northridge Plaza                          Loan      LaSalle     Retail        210 & 230 North Bolingbrook Drive
 175         1      Walgreens Woodruff                        Loan      LaSalle     Retail        900 1st Avenue
 176         1      CVS - Sugarland                           Loan      LaSalle     Retail        16515 Lexington Boulevard
 177         1      I-10 Durham                               Loan      LaSalle     Retail        1801 Durham Drive
 180         2      Peachtree Trace Apartments                Loan      LaSalle     Multifamily   3519 West Hill Street
 182         1      503 Old Waterford Way                     Loan      LaSalle     Retail        503 Old Waterford Way
 183         2      La Crosse Apartment Portfolio             Loan      LaSalle     Multifamily   Various
183.01       2      Hutch Apartments                          Property  LaSalle     Multifamily   1414 Pine Street
183.02       2      Parkview Apartments                       Property  LaSalle     Multifamily   625 12th Avenue North
 184         1      Healthspring                              Loan      LaSalle     Office        601 Mainstream Drive
 186         1      190 East Maple                            Loan      LaSalle     Industrial    190 East Maple Road
 188         1      Cornell Square                            Loan      LaSalle     Retail        2401 Northeast Cornell Road
 189         2      Oakshire Village of Centennial Park       Loan      LaSalle     Multifamily   500 East Centennial Drive
 190         2      Ellis Apartments                          Loan      LaSalle     Multifamily   503 West C Street
 191         1      United Rentals and Burger King Portfolio  Loan      LaSalle     Retail        Various
191.01       1      United Rentals                            Property  LaSalle     Retail        1018 - 1026 Ann Street
191.02       1      Burger King - Napoleon                    Property  LaSalle     Retail        2296 Scott Street
 192         2      Bent Tree Apartments                      Loan      LaSalle     Multifamily   410 Oakwood Avenue
 194         1      Lacey Medical Plaza                       Loan      LaSalle     Office        530 Kings County Drive
 195         2      Mobile Manor                              Loan      LaSalle     Manufactured  3503 58th Avenue North
                                                                                    Housing
 197         1      Security Mini Storage North               Loan      LaSalle     Self Storage  502 Industrial Boulevard
 201         1      Gateway Center - Antioch                  Loan      LaSalle     Industrial    2101 West 10th Street
 203         2      Woodhollow Apartments                     Loan      LaSalle     Multifamily   2451 Lake Road
 204         1      The Ohlone Retail Center                  Loan      LaSalle     Retail        20 Ohlone Parkway
 207         1      85 Metro                                  Loan      LaSalle     Office        85 Metro Park
 208         1      5410 Powers Center Point                  Loan      LaSalle     Office        5410 Powers Center Point
 210         1      Bandera Collection                        Loan      LaSalle     Retail        9123 North Loop 1604 W
 218         1      Logan Building                            Loan      LaSalle     Office        60 Gregory Road
 222         1      Tractor Supply - Alice                    Loan      LaSalle     Retail        3736 East Highway 44
 228         1      National Wood Products                    Loan      LaSalle     Industrial    8435 24th Avenue
 229         1      The Annex at Pima Crossing                Loan      LaSalle     Retail        8670 East Shea Boulevard
 231         1      Island Storage                            Loan      LaSalle     Self Storage  9859 Ocean Highway 17
 232         1      Staples - Dollar Tree                     Loan      LaSalle     Retail        3500 - 3504 East Race Street
 235         1      Keller Williams Office                    Loan      LaSalle     Office        1001 Sylvan Avenue
 236         2      Clinton House Apartments                  Loan      LaSalle     Multifamily   550 Clinton Avenue
 239         1      Brentwood Self Storage                    Loan      LaSalle     Self Storage  1714 General George Patton Drive
 242         2      Huckleberry Apartments                    Loan      LaSalle     Multifamily   704 West B Street
 243         1      CVS, Carlisle                             Loan      LaSalle     Retail        841 East High Street
 246         1      Charleston SS                             Loan      LaSalle     Self Storage  8501 West Charleston Boulevard
 247         1      Executive Office Building Pearland        Loan      LaSalle     Office        1346 Broadway Street
 249         1      Security Mini Storage - WACO              Loan      LaSalle     Self Storage  8811 Van American Drive
 252         1      Melrose Ave. Retail                       Loan      LaSalle     Retail        7961-7963 Melrose Avenue
 256         2      Hidden Harbor Villas                      Loan      LaSalle     Multifamily   305 Locust Street West
 259         1      Regency Square Plaza                      Loan      LaSalle     Retail        48530-48582 Van Dyke Avenue
 262         1      Lonestar Self Storage                     Loan      LaSalle     Self Storage  5250 Grisham Drive
 263         1      500 Horton Court                          Loan      LaSalle     Industrial    500 Horton Court
 264         2      Maple Heights Apartments                  Loan      LaSalle     Multifamily   2701 North Maple Lane
 265         2      Maple Hill Apartments                     Loan      LaSalle     Multifamily   2601 North Maple Lane
 269         1      One Forsythe Associates Building          Loan      LaSalle     Mixed Use     One Forsythe Road

                                                               CUT-OFF DATE   ORIGINAL    MONTHLY P&I DEBT   ANNUAL P&I DEBT
LOAN #  CITY               COUNTY            STATE   ZIP CODE  BALANCE ($)   BALANCE ($)    SERVICE ($)        SERVICE ($)
----------------------------------------------------------------------------------------------------------------------------

  5     Various            Various          Various  Various   140,000,000   140,000,000     748,673.33       8,984,080.00
 5.01   Shenandoah         Montgomery       TX       77385      28,257,687    28,257,687
 5.02   Athens             Clarke           GA       30606      18,282,991    18,282,991
 5.03   Trussville         Jefferson        AL       35235      17,366,884    17,366,884
 5.04   Alabaster          Shelby           AL       35007      16,213,020    16,213,020
 5.05   Houston            Montgomery       TX       77339      14,786,130    14,786,130
 5.06   Orlando            Orange           FL       32837      11,464,257    11,464,257
 5.07   Jacksonville       Duval            FL       32207      10,601,521    10,601,521
 5.08   Tampa              Hillsborough     FL       33624       9,378,030     9,378,030
 5.09   Punta Gorda        Charlotte        FL       33950       5,447,373     5,447,373
 5.10   Trussville         Jefferson        AL       35235       4,302,971     4,302,971
 5.11   Trussville         Jefferson        AL       35126       3,899,136     3,899,136
  14    Chicago            Cook             IL       60610      64,750,000    64,750,000     311,591.39       3,739,096.68
  16    Naperville         DuPage           IL       60563      49,000,000    49,000,000     230,402.08       2,764,825.00
  18    Old Bridge         Middlesex        NJ       08857      40,000,000    40,000,000     239,563.10       2,874,757.24
  31    Linthicum Heights  Anne Arundel     MD       21090      24,500,000    24,500,000     146,103.23       1,753,238.77
  33    Albuquerque        Bernalillo       NM       87122      22,600,000    22,600,000     122,733.69       1,472,804.33
  36    Naperville         DuPage           IL       60563      21,000,000    21,000,000      98,743.75       1,184,925.00
  47    Woodbridge         Middlesex        NJ       07095      18,480,000    18,480,000     113,304.21       1,359,650.55
  57    Miami Beach        Dade             FL       33139      15,700,000    15,700,000      92,731.00       1,112,771.98
  64    Laurel             Prince Georges   MD       20707      14,500,000    14,500,000      84,066.20       1,008,794.36
  65    Texas City         Galveston        TX       77590      14,000,000    14,000,000      86,018.38       1,032,220.60
  69    Roseville          Placer           CA       95678      12,664,185    12,700,000      74,194.45         890,333.41
  70    Memphis            Shelby           TN       38117      12,500,000    12,500,000      65,447.92         785,375.00
  72    Washington         District of
                           Columbia         DC       20007      12,000,000    12,000,000      56,933.33         683,200.00
  79    Tuscon             Pima             AZ       85705      10,950,000    10,950,000      63,692.70         764,312.36
  86    Jeffersonville     Clark            IN       47130      10,000,000    10,000,000      62,158.25         745,899.05
  88    Rapid City         Pennington       SD       57701       9,975,000     9,975,000      60,254.82         723,057.85
  90    Bozeman            Gallatin         MT       59715       9,473,554     9,500,000      60,513.67         726,164.06
  92    Chesapeake         Chesapeake       VA       23321       9,311,920     9,330,000      54,388.09         652,657.10
 106    Duncan             Spartanburg      SC       29334       7,700,000     7,700,000      36,597.46         439,169.50
 107    Tuscon             Pima             AZ       85712       7,605,000     7,605,000      42,609.52         511,314.26
 113    Celebration        Osceloa          FL       34747       7,200,000     7,200,000      35,280.00         423,360.00
 121    Milwaukee          Milwaukee        WI       53212       6,585,000     6,585,000      37,803.10         453,637.21
 122    Englewood          Arapahoe         CO       80212       6,500,000     6,500,000      38,221.77         458,661.27
 123    Milwaukee          Milwaukee        WI       53210       6,415,000     6,415,000      36,827.17         441,926.00
 130    Blythewood         Richland         SC       29016       5,963,637     5,980,000      38,456.15         461,473.77
 131    Baltimore          Baltimore        MD       21209       5,963,422     5,975,000      34,830.53         417,966.37
 133    Nipomo             San Luis Obispo  CA       93444       5,500,000     5,500,000      32,411.65         388,939.81
 134    Oklahoma City      Oklahoma         OK       73134       5,355,356     5,360,000      31,552.44         378,629.23
 136    Chetek             Rusk             WI       54728       5,094,230     5,100,000      34,754.92         417,059.09
 138    Wadsworth          Medina           OH       44281       5,000,000     5,000,000      30,332.04         363,984.52
 139    American Canyon    Napa             CA       94503       4,995,601     5,000,000      29,242.20         350,906.40
 142    Newberry           Newberry         SC       29108       4,786,866     4,800,000      30,867.81         370,413.73
 146    Greenwood          Greenwood        SC       29649       4,694,684     4,725,000      33,119.52         397,434.24
 150    Bloomington        McLean           IL       61704       4,500,000     4,500,000      27,037.66         324,451.96
 152    Menomonie          Dunn             WI       54751       4,475,000     4,475,000      26,371.30         316,455.57
 154    Pasadena           Los Angeles      CA       91103       4,250,000     4,250,000      22,064.58         264,775.00
 156    Cordova            Shelby           TN       38016       4,225,000     4,225,000      22,336.17         268,034.00
 159    Sequim             Clallam          WA       98382       4,188,666     4,200,000      27,214.91         326,578.93
 163    Reynoldsburg       Fairfield        OH       43068       3,996,676     4,000,000      23,956.31         287,475.72
 168    Halfmoon           Saratoga         NY       12065       3,900,000     3,900,000      24,522.55         294,270.61
 169    Atlanta            Gwinett          GA       30341       3,900,000     3,900,000      22,982.81         275,793.68
 170    Tucson             Pima             AZ       85706       3,900,000     3,900,000      19,395.46         232,745.50
 171    Madison            Dane             WI       53705       3,825,000     3,825,000      22,394.61         268,735.34
 174    Bolingbrook        Will             IL       60440       3,684,490     3,700,000      23,299.30         279,591.61
 175    Woodruff           Oneida           WI       54568       3,612,923     3,620,000      21,010.50         252,125.95
 176    Sugar Land         Fort Bend        TX       77479       3,600,000     3,600,000      19,093.00         229,116.00
 177    Houston            Harris           TX       77007       3,375,000     3,375,000      17,299.22         207,590.63
 180    Clarkston          Dekalb           GA       30021       3,267,000     3,267,000      19,840.07         238,080.89
 182    Leland             Brunswick        NC       28451       3,194,080     3,200,000      19,082.87         228,994.45
 183    La Crosse          La Crosse        WI       54601       3,180,963     3,190,000      18,595.71         223,148.57
183.01  La Crosse          La Crosse        WI       54601       2,604,701     2,612,101
183.02  La Crosse          La Crosse        WI       54601         576,261       577,899
 184    Nashville          Davidson         TN       37228       3,094,404     3,100,000      18,705.82         224,469.81
 186    Troy               Oakland          MI       48083       2,994,548     3,000,000      18,044.42         216,533.03
 188    Hillsboro          Washington       OR       97124       2,875,957     2,900,000      22,549.24         270,590.83
 189    Oak Creek          Milwaukee        WI       53154       2,865,000     2,865,000      16,774.00         201,288.04
 190    Butner             Granville        NC       27509       2,794,680     2,800,000      16,482.62         197,791.39
 191    Various            Various          Various  Various     2,692,473     2,700,000      15,859.53         190,314.36
191.01  Madison            Dane             WI       53713       1,713,392     1,718,182
191.02  Napoleon           Henry            OH       43545         979,081       981,818
 192    Hot Springs        Garland          AR       71913       2,650,000     2,650,000      15,532.08         186,385.01
 194    Hanford            Kings            CA       93230       2,525,000     2,525,000      14,687.13         176,245.55
 195    St. Petersburg     Pinellas         FL       33714       2,468,369     2,475,000      14,807.07         177,684.79
 197    Temple             Bell             TX       76501       2,400,000     2,400,000      14,389.21         172,670.55
 201    Antioch            Contra Costa     CA       94509       2,300,000     2,300,000      13,276.42         159,317.08
 203    Huntsville         Walker           TX       77340       2,250,000     2,250,000      13,460.97         161,531.63
 204    Watsonville        Santa Cruz       CA       95076       2,220,847     2,225,000      13,211.53         158,538.34
 207    Rochester          Monroe           NY       14623       2,193,770     2,200,000      13,880.25         166,563.03
 208    Colorado Springs   El Paso          CO       80920       2,150,000     2,150,000      12,793.74         153,524.84
 210    San Antonio        Bexar            TX       78249       2,100,000     2,100,000      12,335.19         148,022.28
 218    Belville           Brunswick        NC       28451       1,994,659     2,000,000      13,033.13         156,397.59
 222    Alice              Jim Wells        TX       78332       1,921,327     1,925,000      11,307.26         135,687.09
 228    Sacramento         Sacramento       CA       95826       1,775,369     1,780,000      11,764.13         141,169.56
 229    Scottsdale         Maricopa         AZ       85260       1,775,000     1,775,000      10,756.41         129,076.89
 231    Pawleys Island     Georgetown       SC       29585       1,746,813     1,750,000      10,514.65         126,175.76
 232    Searcy             White            AR       72143       1,721,942     1,725,000      10,498.02         125,976.24
 235    Modesto            Stanislaus       CA       95350       1,648,643     1,650,000       9,924.43         119,093.17
 236    Hutchinson         McLeod           MN       55350       1,648,488     1,650,000       9,482.71         113,792.52
 239    Brentwood          Williamson       TN       37027       1,600,000     1,600,000       9,398.24         112,778.88
 242    Butner             Granville        NC       27509       1,597,033     1,600,000       9,531.18         114,374.11
 243    Carlisle           Cumberland       PA       17013       1,596,900     1,600,000       9,327.00         111,924.05
 246    Las Vegas          Clark            NV       89117       1,540,000     1,540,000       8,957.69         107,492.33
 247    Pearland           Brazoria         TX       77581       1,530,000     1,530,000       9,242.09         110,905.11
 249    Waco               McLennan         TX       76712       1,500,000     1,500,000       9,119.01         109,428.10
 252    Los Angeles        Los Angeles      CA       90046       1,472,277     1,475,000       8,805.47         105,665.69
 256    Three Oaks         Berrien          MI       49128       1,360,000     1,360,000       7,988.50          95,862.05
 259    Utica              Macomb           MI       48317       1,296,474     1,300,000       8,399.77         100,797.29
 262    Rowlett            Dallas           TX       75088       1,200,000     1,200,000       7,271.94          87,263.25
 263    Lexington          Fayette          KY       40511       1,095,731     1,100,000       7,215.62          86,587.44
 264    Sioux Falls        Minnehaha        SD       57107       1,067,253     1,070,000       6,525.67          78,308.04
 265    Sioux Falls        Minnehaha        SD       57107       1,007,407     1,010,000       6,159.74          73,916.94
 269    Presto             Allegheny        PA       15017         847,758       850,000       5,575.71          66,908.48

                                                TRUSTEE AND                          NET                         MONTHLY
        INTEREST     PRIMARY         MASTER       PAYING     SUB SERVICIN  ADMIN.  MORTGAGE                      PAYMENT
LOAN #   RATE %   SERVICING FEE  SERVICING FEE   AGENT FEE     FEE RATE     FEE %   RATE %   ACCRUAL TYPE  TERM   DATE
------------------------------------------------------------------------------------------------------------------------

  5       6.3120     0.010            0.010       0.0005                   0.0205   6.29150  Actual/360    85       6
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
  14      5.6800     0.010            0.010       0.0005                   0.0205   5.65950  Actual/360    120      1
  16      5.5500     0.010            0.010       0.0005        0.0100     0.0305   5.51950  Actual/360    120      1
  18      5.9900     0.010            0.010       0.0005                   0.0205   5.96950  Actual/360    120      1
  31      5.9500     0.010            0.010       0.0005        0.0500     0.0705   5.87950  Actual/360    120      1
  33      6.4100     0.010            0.010       0.0005                   0.0205   6.38950  Actual/360    120      1
  36      5.5500     0.010            0.010       0.0005        0.0100     0.0305   5.51950  Actual/360    120      1
  47      6.2100     0.010            0.010       0.0005                   0.0205   6.18950  Actual/360    120      1
  57      5.8610     0.010            0.010       0.0005                   0.0205   5.84050  Actual/360    120      1
  64      5.6900     0.010            0.010       0.0005        0.0500     0.0705   5.61950  Actual/360    120      1
  65      6.2300     0.010            0.010       0.0005                   0.0205   6.20950  Actual/360    120      1
  69      5.7600     0.010            0.010       0.0005                   0.0205   5.73950  Actual/360    120      1
  70      6.1800     0.010            0.010       0.0005        0.0100     0.0305   6.14950  Actual/360    120      1
  72      5.6000     0.010            0.010       0.0005                   0.0205   5.57950  Actual/360    120      1
  79      5.7200     0.010            0.010       0.0005                   0.0205   5.69950  Actual/360    120      1
  86      6.3400     0.010            0.010       0.0005                   0.0205   6.31950  Actual/360    120      1
  88      6.0700     0.010            0.010       0.0005        0.0500     0.0705   5.99950  Actual/360    120      1
  90      5.8800     0.010            0.010       0.0005                   0.0205   5.85950  Actual/360    120      1
  92      5.7400     0.010            0.010       0.0005                   0.0205   5.71950  Actual/360    120      1
 106      5.6100     0.010            0.010       0.0005                   0.0205   5.58950  Actual/360    120      1
 107      5.3800     0.010            0.010       0.0005                   0.0205   5.35950  Actual/360    120      1
 113      5.8800     0.010            0.010       0.0005                   0.0205   5.85950  30/360        60       1
 121      5.6000     0.010            0.010       0.0005        0.0300     0.0505   5.54950  Actual/360    120      1
 122      5.8200     0.010            0.010       0.0005                   0.0205   5.79950  Actual/360    120      1
 123      5.6000     0.010            0.010       0.0005        0.0300     0.0505   5.54950  Actual/360    120      1
 130      5.9800     0.010            0.010       0.0005        0.0400     0.0605   5.91950  Actual/360    120      1
 131      5.7400     0.010            0.010       0.0005                   0.0205   5.71950  Actual/360    120      1
 133      5.8400     0.010            0.010       0.0005                   0.0205   5.81950  Actual/360    120      1
 134      5.8300     0.010            0.010       0.0005                   0.0205   5.80950  Actual/360    120      1
 136      6.6000     0.010            0.010       0.0005                   0.0205   6.57950  Actual/360    120      1
 138      6.1100     0.010            0.010       0.0005        0.0500     0.0705   6.03950  Actual/360    120      1
 139      5.7700     0.010            0.010       0.0005                   0.0205   5.74950  Actual/360    120      1
 142      5.9800     0.010            0.010       0.0005        0.0400     0.0605   5.91950  Actual/360    120      1
 146      5.7300     0.010            0.010       0.0005        0.0400     0.0605   5.66950  Actual/360    120      1
 150      6.0200     0.010            0.010       0.0005                   0.0205   5.99950  Actual/360    120      1
 152      5.8400     0.010            0.010       0.0005        0.0500     0.0705   5.76950  Actual/360    120      1
 154      6.2300     0.010            0.010       0.0005                   0.0205   6.20950  30/360        120      1
 156      6.2400     0.010            0.010       0.0005        0.0100     0.0305   6.20950  Actual/360    120      1
 159      6.0600     0.010            0.010       0.0005                   0.0205   6.03950  Actual/360    120      1
 163      5.9900     0.010            0.010       0.0005                   0.0205   5.96950  Actual/360    120      1
 168      6.4500     0.010            0.010       0.0005                   0.0205   6.42950  Actual/360    120      1
 169      5.8400     0.010            0.010       0.0005                   0.0205   5.81950  Actual/360    120      1
 170      5.8700     0.010            0.010       0.0005                   0.0205   5.84950  Actual/360    120      1
 171      5.7800     0.010            0.010       0.0005        0.0500     0.0705   5.70950  Actual/360    120      1
 174      5.7600     0.010            0.010       0.0005                   0.0205   5.73950  Actual/360    120      1
 175      5.7000     0.010            0.010       0.0005                   0.0205   5.67950  Actual/360    120      1
 176      6.2600     0.010            0.010       0.0005        0.0600     0.0805   6.17950  Actual/360    120      1
 177      6.0500     0.010            0.010       0.0005                   0.0205   6.02950  Actual/360    60       1
 180      6.1200     0.010            0.010       0.0005        0.0500     0.0705   6.04950  Actual/360    120      1
 182      5.9500     0.010            0.010       0.0005        0.0800     0.1005   5.84950  Actual/360    120      1
 183      5.7400     0.010            0.010       0.0005        0.0500     0.0705   5.66950  Actual/360    120      1
183.01
183.02
 184      6.0600     0.010            0.010       0.0005        0.0800     0.1005   5.95950  Actual/360    84       1
 186      6.0300     0.010            0.010       0.0005        0.0500     0.0705   5.95950  Actual/360    120      1
 188      5.9000     0.010            0.010       0.0005        0.0600     0.0805   5.81950  Actual/360    120      1
 189      5.7800     0.010            0.010       0.0005                   0.0205   5.75950  Actual/360    120      1
 190      5.8300     0.010            0.010       0.0005        0.0800     0.1005   5.72950  Actual/360    120      1
 191      5.8100     0.010            0.010       0.0005        0.0500     0.0705   5.73950  Actual/360    120      1
191.01
191.02
 192      5.7900     0.010            0.010       0.0005                   0.0205   5.76950  Actual/360    120      1
 194      5.7200     0.010            0.010       0.0005                   0.0205   5.69950  Actual/360    120      1
 195      5.9800     0.010            0.010       0.0005                   0.0205   5.95950  Actual/360    120      1
 197      6.0000     0.010            0.010       0.0005                   0.0205   5.97950  Actual/360    120      1
 201      5.6500     0.010            0.010       0.0005                   0.0205   5.62950  Actual/360    120      1
 203      5.9800     0.010            0.010       0.0005                   0.0205   5.95950  Actual/360    120      1
 204      5.9100     0.010            0.010       0.0005                   0.0205   5.88950  Actual/360    120      1
 207      5.7800     0.010            0.010       0.0005                   0.0205   5.75950  Actual/360    120      1
 208      5.9300     0.010            0.010       0.0005        0.0600     0.0805   5.84950  Actual/360    120      1
 210      5.8100     0.010            0.010       0.0005                   0.0205   5.78950  Actual/360    120      1
 218      6.1200     0.010            0.010       0.0005        0.1250     0.1455   5.97450  Actual/360    120      1
 222      5.8100     0.010            0.010       0.0005                   0.0205   5.78950  Actual/360    120      1
 228      6.2700     0.010            0.010       0.0005                   0.0205   6.24950  Actual/360    120      1
 229      6.1000     0.010            0.010       0.0005        0.0500     0.0705   6.02950  Actual/360    120      1
 231      6.0200     0.010            0.010       0.0005                   0.0205   5.99950  Actual/360    120      1
 232      6.1400     0.010            0.010       0.0005        0.0500     0.0705   6.06950  Actual/360    120      1
 235      6.0300     0.010            0.010       0.0005        0.0500     0.0705   5.95950  Actual/360    120      1
 236      5.6100     0.010            0.010       0.0005                   0.0205   5.58950  Actual/360    120      1
 239      5.8100     0.010            0.010       0.0005        0.0600     0.0805   5.72950  Actual/360    120      1
 242      5.9400     0.010            0.010       0.0005        0.1250     0.1455   5.79450  Actual/360    120      1
 243      5.7400     0.010            0.010       0.0005                   0.0205   5.71950  Actual/360    120      1
 246      5.7200     0.010            0.010       0.0005                   0.0205   5.69950  Actual/360    120      1
 247      6.0700     0.010            0.010       0.0005        0.0600     0.0805   5.98950  Actual/360    120      1
 249      6.1300     0.010            0.010       0.0005                   0.0205   6.10950  Actual/360    120      1
 252      5.9600     0.010            0.010       0.0005        0.0500     0.0705   5.88950  Actual/360    120      1
 256      5.8100     0.010            0.010       0.0005                   0.0205   5.78950  Actual/360    120      1
 259      6.0300     0.010            0.010       0.0005                   0.0205   6.00950  Actual/360    120      1
 262      6.1000     0.010            0.010       0.0005        0.0600     0.0805   6.01950  Actual/360    120      1
 263      6.1900     0.010            0.010       0.0005                   0.0205   6.16950  Actual/360    120      1
 264      6.1600     0.010            0.010       0.0005                   0.0205   6.13950  Actual/360    120      1
 265      6.1600     0.010            0.010       0.0005                   0.0205   6.13950  Actual/360    120      1
 269      6.1900     0.010            0.010       0.0005        0.1250     0.1455   6.04450  Actual/360    120      1

                                                                                                                           PARTIAL
        REM.  MATURITY/  AMORT                                         ARD    ENVIRONMENTAL    CROSS        CROSS       DEFEASANCE
LOAN #  TERM  ARD DATE   TERM   REM. AMORT  TITLE TYPE     ARD LOAN  STEP UP    INSURANCE    DEFAULTED  COLLATERALIZED    ALLOWED
----------------------------------------------------------------------------------------------------------------------------------

  5     84    8/6/2014     0         0      Fee                                    No
 5.01                                       Fee                                    No
 5.02                                       Fee                                    No
 5.03                                       Fee                                    No
 5.04                                       Fee                                    No
 5.05                                       Fee                                    No
 5.06                                       Fee                                    No
 5.07                                       Fee                                    No
 5.08                                       Fee                                    No
 5.09                                       Fee                                    No
 5.10                                       Fee                                    No
 5.11                                       Fee                                    No
  14    118   6/1/2017     0         0      Fee                                    No
  16    119   7/1/2017     0         0      Fee                                    No
  18    119   7/1/2017    360       360     Fee                                    No
  31    119   7/1/2017    360       360     Fee                                    No
  33    119   7/1/2017     0         0      Fee                                    No
  36    119   7/1/2017     0         0      Fee                                    No
  47    119   7/1/2017    360       360     Fee                                    No
  57    119   7/1/2017    360       360     Fee                                    No
  64    119   7/1/2017    360       360     Fee                                    No
  65    119   7/1/2017    360       360     Fee                                    No
  69    117   5/1/2017    360       357     Fee                                    No
  70    119   7/1/2017     0         0      Fee/Leasehold                          No
  72    118   6/1/2017     0         0      Fee                                    No
  79    116   4/1/2017    360       360     Fee                                    No
  86    119   7/1/2017    360       360     Fee                                    No
  88    118   6/1/2017    360       360     Fee                                    No
  90    118   6/1/2017    300       298     Fee                                    No
  92    118   6/1/2017    360       358     Fee                                    No
 106    119   7/1/2017     0         0      Fee             Yes       0.02         No
 107    119   7/1/2017    360       360     Fee                                    No
 113    59    7/1/2012     0         0      Fee                                    No
 121    117   5/1/2017    360       360     Fee                                    No
 122    117   5/1/2017    360       360     Fee                                    No
 123    117   5/1/2017    360       360     Fee                                    No
 130    118   6/1/2017    300       298     Fee                                    No
 131    118   6/1/2017    360       358     Fee                                    No
 133    119   7/1/2017    360       360     Fee                                    No
 134    119   7/1/2017    360       359     Fee                                    No
 136    119   7/1/2017    300       299     Fee/Leasehold                          No
 138    119   7/1/2017    360       360     Fee                                    No
 139    119   7/1/2017    360       359     Fee                                    No
 142    118   6/1/2017    300       298     Fee                                    No
 146    117   5/1/2017    240       237     Fee                                    No
 150    119   7/1/2017    360       360     Fee                                    No
 152    119   7/1/2017    360       360     Fee                                    No
 154    119   7/1/2017     0         0      Fee                                    No
 156    119   7/1/2017     0         0      Fee                                    No
 159    118   6/1/2017    300       298     Fee                                    No
 163    119   7/1/2017    360       359     Fee                                    No
 168    119   7/1/2017    360       360     Fee                                    No
 169    118   6/1/2017    360       360     Fee                                    No
 170    118   6/1/2017     0         0      Fee                                    No
 171    118   6/1/2017    360       360     Fee                                    No
 174    117   5/1/2017    300       297     Fee                                    No
 175    118   6/1/2017    360       358     Fee                                    No
 176    119   7/1/2017     0         0      Fee                                    No
 177    58    6/1/2012     0         0      Fee                                    No
 180    118   6/1/2017    360       360     Fee                                    No
 182    118   6/1/2017    360       358     Fee                                    No
 183    117   5/1/2017    360       357     Fee                                     0
183.01                                      Fee                                    No
183.02                                      Fee                                    No
 184    82    6/1/2014    360       358     Fee                                    No
 186    118   6/1/2017    360       358     Fee                                    No
 188    117   5/1/2017    204       201     Leasehold                              No
 189    118   6/1/2017    360       360     Fee                                    No
 190    118   6/1/2017    360       358     Fee                                    No
 191    117   5/1/2017    360       357     Fee                                    No
191.01                                      Fee                                    No
191.02                                      Fee                                    No
 192    117   5/1/2017    360       360     Fee                                    No
 194    118   6/1/2017    360       360     Fee                                    No
 195    117   5/1/2017    360       357     Fee                                    No
 197    118   6/1/2017    360       360     Fee                                    No
 201    114   2/1/2017    360       360     Fee                                    No
 203    118   6/1/2017    360       360     Fee                                    No
 204    118   6/1/2017    360       358     Fee                                    No
 207    118   6/1/2017    300       298     Fee                                    No
 208    119   7/1/2017    360       360     Fee                                    No
 210    118   6/1/2017    360       360     Fee                                    No
 218    118   6/1/2017    300       298     Fee                                    No
 222    118   6/1/2017    360       358     Fee                                    No
 228    118   6/1/2017    300       298     Fee                                    No
 229    118   6/1/2017    360       360     Fee                                    No
 231    118   6/1/2017    360       358     Fee                                    No
 232    118   6/1/2017    360       358     Leasehold                              No
 235    119   7/1/2017    360       359     Fee                                    No
 236    119   7/1/2017    360       359     Fee                                    No
 239    118   6/1/2017    360       360     Fee                                    No
 242    118   6/1/2017    360       358     Fee                                    No
 243    118   6/1/2017    360       358     Fee                                    No
 246    118   6/1/2017    360       360     Fee                                    No
 247    118   6/1/2017    360       360     Fee                                    No
 249    119   7/1/2017    360       360     Fee                                    No
 252    118   6/1/2017    360       358     Fee                                    No
 256    118   6/1/2017    360       360     Fee                                    No
 259    118   6/1/2017    300       298     Fee                                    No
 262    117   5/1/2017    360       360     Fee                                    No
 263    117   5/1/2017    300       297     Fee                                    No
 264    117   5/1/2017    360       357     Fee                                    No
 265    117   5/1/2017    360       357     Fee                                    No
 269    118   6/1/2017    300       298     Fee                                    No

                                              UPFRONT      UPFRONT       UPFRONT      UPFRONT     UPFRONT      UPFRONT     MONTHLY
        LETTER OF     LOCKBOX      HOLDBACK ENGINEERING     CAPEX         TI/LC       RE TAX       INS.         OTHER       CAPEX
LOAN #   CREDIT        TYPE         AMOUNT  RESERVE ($)  RESERVE ($)   RESERVE ($)  RESERVE ($) RESERVE ($)  RESERVE ($) RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------------

  5               Hard                                                              2,456,647      538,617
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
  14              Hard                                   3,000,000    14,000,000      951,608       97,134    11,912,235
  16              Hard
  18                                                                                  126,672
  31                                                                                  139,202                                 20,930
  33                                             9,000                                 30,879       18,884
  36     Yes      Hard
  47                                                                   1,100,000      142,389       40,308                     1,405
  57                                                                                  112,177       33,353                    16,512
  64                                            13,475                                160,609
  65     Yes                                                                                                                   5,167
  69                                                                                   70,562                  1,100,000         799
  70                                                                                  106,632       18,180
  72                                                                                  102,964       10,220                     1,429
  79                                            10,000                                 10,834                                    930
  86                                                                                                   574
  88                                                                                   26,688        7,261                     1,566
  90                                                                                   20,215       31,011                     6,803
  92                                                                                    6,101                                  8,181
 106              Hard                                                   540,000                                 250,000       2,565
 107                                            25,000                   275,000       45,876          844
 113              Hard
 121                                                                                                                             519
 122
 123                                                                                                                             566
 130                                            35,125                                 28,806        4,661                     6,902
 131                                                                                   32,649        2,797        20,000         568
 133                                                                                   15,355        6,675                       249
 134                                                                                   17,160        9,106                       307
 136                                                                                                                           5,934
 138                                                                                                 2,299
 139                                           871,236                                 19,808        2,048                       496
 142                                                                                   19,546        4,409                     3,567
 146                                                                                   30,188       27,115                     5,104
 150                                                                                   15,122        2,112                     1,500
 152                                                        46,311        88,695        5,651        4,664
 154
 156                                                                                   46,384        9,375        70,459
 159                                                                                    7,490        5,807                     4,667
 163                                                                                                 1,577                     4,692
 168                                                                                   39,299          709                       857
 169                                            69,375                                 38,558        2,203                       777
 170
 171     Yes                                                                            5,406                                    469
 174
 175
 176
 177                                                         9,859        42,721       22,630        1,847         2,000
 180                                                                                   33,709       18,106                     1,896
 182                                                                                    4,488        1,885                       269
 183                                                                                                                             650
183.01
183.02
 184              None at Closing,
                  Springing Hard
 186                                                                                   44,591                     96,323         765
 188                                                                                   31,655        5,984
 189                                                                                   11,526          720                       890
 190                                                                                   19,993        2,561                     1,141
 191     Yes                                                                                                       2,750
191.01
191.02
 192                                                                                   14,051        9,354                     1,542
 194                                                                                                              20,000
 195                                                                                   13,754        1,183
 197                                                                                   11,125          648                       870
 201                                                                                   22,802          612        50,000         212
 203                                                                                   25,874          933                     1,750
 204
 207
 208                                                                                    5,732        3,234
 210                                                                                    4,607          499                        96
 218                                                                                    5,035        1,978                       205
 222
 228                                             2,775                                  4,554          867
 229                                                                                    7,832          397                       107
 231                                                                                    4,693       18,264                       383
 232     Yes      None at Closing,                                                     10,631        2,324                       399
                  Springing Hard
 235              None at Closing,                                                      4,759          884
                  Springing Hard
 236                                                                                    8,076       10,250
 239                                                                                                                             521
 242                                                                                                                             667
 243                                                                                    3,426                                    125
 246                                                                                   12,069          606                       264
 247              None at Closing,                                                     21,259          962         1,250         234
                  Springing Hard
 249                                                                                   19,891        1,010                       473
 252                                                                                    5,128        4,033                       464
 256                                            12,500                                 10,033       14,115                     1,000
 259                                                                                   17,721        4,115                       489
 262                                                                                   15,890        1,271                       609
 263                                                                                   10,006        1,007                       250
 264                                                                                    4,530        7,107                       526
 265     0                                                                              4,208        5,680                       500
 269                                                                                   10,468        8,060                       131

            MONTHLY        MONTHLY        MONTHLY        MONTHLY      MONTHLY      MONTHLY
             CAPEX          TI/LC          TI/LC          RE TAX       INS.         OTHER      GRACE     GRACE
LOAN #  RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  TO LATE  TO DEFAULT
-----------------------------------------------------------------------------------------------------------------

  5                                                      301,545       44,885                    0           0
 5.01
 5.02
 5.03
 5.04
 5.05
 5.06
 5.07
 5.08
 5.09
 5.10
 5.11
  14                        97,787         2,500,000     190,322                                 3           3
  16                                                                                             0           5
  18                                                      42,224                                 5           5
  31                                                                                             5           5
  33                                                      10,293        3,777                    5           5
  36                                                                                             0           5
  47            51,000       9,377           230,000      34,777        3,664                    5           5
  57                                                      14,022       33,353                    5           5
  64                                                      16,061        3,941                    7           7
  65           186,000                                                                          10           5
  69            26,371         533            19,185      17,640                                 5           5
  70                                                      17,772        1,515                    5           5
  72                                                      20,593        1,703                    7           7
  79            11,165                                     5,417                                 5           5
  86                                                                      287                    5           5
  88            60,000                                    13,344        1,210                    5           5
  90                                                      10,107        3,446                    5           5
  92                                                       6,101                                 7           5
 106                                                                               #VALUE!       5           5
 107            25,000           0           225,000       6,554          844                    5           5
 113                                                                                             5           5
 121            12,500                                                                           5           5
 122                                                                                             5           5
 123            12,500                                                                           5           5
 130                                                       4,801          932                    5           5
 131            18,258       2,496           150,000       3,628          400                    5           5
 133             8,973       1,097            39,475       3,839          607                    5           5
 134            11,000       1,434            51,000       2,145        1,138                    5           5
 136                                                                                             5           5
 138                         1,445            65,000         781          383                    5           5
 139            17,920                                     4,952          683                    5           5
 142                                                       3,258          882                    5           5
 146                                                       6,038        2,712                    5           5
 150            54,000                                     7,561          704                    5           5
 152            46,311                        88,695       5,651          933                    5           5
 154                                                                               #VALUE!       5           5
 156                         1,169            30,500       7,731          937                    5           5
 159                                                       2,497          968                    5           5
 163                                                       6,824          789                    5           5
 168            41,152       2,484           119,244       5,614          354                    5           5
 169            24,300       1,942                         4,284        1,102                    5           5
 170                                                                                             5           5
 171            11,258       1,447                         5,406                                 5           5
 174                                                       2,756          410                    5           5
 175                                                                                             5           5
 176                                                                                            10           5
 177             9,859                        42,721       3,772          616                   10           5
 180           113,750                                     4,214        1,811                    5           5
 182                           895                           748          943                   15           5
 183            23,400                                     4,238          650                    5           5
183.01
183.02
 184                                                       3,860          485                    5           5
 186            27,537       2,541           152,983       6,370          698                    5           5
 188                                                       4,522          665                   15           5
 189            32,040                                     5,763          360                    5           5
 190                                                       1,999          854                   15           5
 191             7,500                                                                           5           5
191.01
191.02
 192                                                       1,756        1,559                    5           5
 194                                                                                             5           5
 195                                                       4,585          592                    5           5
 197            26,113                                     1,854          648                   10           5
 201             5,076         852            20,440       2,073          153                    5           5
 203            52,500                                     4,312          933                   10           5
 204                                                                                             5           5
 207                                                                                             5           5
 208                                                       2,866          462                    5           5
 210             3,465         529            19,041       2,304          249                    5           5
 218                           971                           719          220                   15           5
 222                                                                                             5           5
 228                                                                                             5           5
 229             6,415         454            25,000       2,611          199                    5           5
 231            18,364                                       782        1,826                    5           5
 232                         1,300                         1,181          581                    5           5
 235                           630                         1,190          177                    5           5
 236                                                       1,615        1,025                    7           7
 239                                                       1,676          601                    5           5
 242                                                       1,483          597                   15           5
 243                           334                         1,142                                 5           5
 246             9,519                                     1,097          303                    5           5
 247                         1,154            69,235       3,543          321                   10           5
 249            14,203                                     2,842          505                   10           5
 252            22,292         397            19,044       1,026          403                    5           5
 256                                                       2,007        1,568                    5           5
 259                           976                         3,544          514                    5           5
 262                                                       3,178          635                    5           5
 263             9,000         633            22,800       1,429          252                    5           5
 264                                                       2,265          790                    5           5
 265                                                       2,104          631                    5           5
 269                           520                         1,163          672                    5           5

                                    EXHIBIT A

                   FREE WRITING PROSPECTUS DATED JULY 31, 2007

                      Merrill Lynch Mortgage Trust 2007-C1

            The information in this material clarifies, updates or modifies certain of the information contained in the free writing prospectus, dated July
16, 2007 (the "7/16/07 FWP") and the preliminary structural and collateral term sheet, dated July 13, 2007.

            Collateral Updates:

            Six mortgage loans have been removed from the mortgage pool. They are identified on the file attached to this material captioned "MLMT 07-C1 Annex
Changes".

            With respect to the DRA/Colonial Office Portfolio loan (loan number
4), the related borrower's interest in one of the nineteen constituent properties, known as the Peachtree Street, is comprised of a condominium interest for approximately 92% of the related units. The condominium association owns an adjacent parking garage that services the Peach Street property but the parking garage is neither a current common element of the condominium regime nor collateral for the DRA/Colonial Office Portfolio loan. The holder of the mortgage lien on the parking garage has agreed, however, that it will not take any enforcement action while the DRA/Colonial Office Portfolio loan is outstanding and its lien will be extinguished in the event of a foreclosure of the DRA/Colonial Office Portfolio loan.

            With respect to the DRA/Colonial Office Portfolio loan (loan number
4), the $153,684,437 future advance contemplated by the loan documents has now been funded.

            With respect to the Och-Ziff Retail Portfolio loan (loan number 5) , the largest tenant, Ian Stewart and Ken Gillich d/b/a America's Custom Design
Center ("America's Custom"), at Colonial Promenade Hunter's Creek (one of the 11
mortgaged properties securing the Och-Ziff Retail Portfolio loan) (the "Center")
has vacated its premises. Before America's Custom vacated its premises, the
Center was 100% occupied and the Och-Ziff Retail Portfolio was 94.8% occupied, and, as of the date hereof, the Center is 52.6% occupied and the Och-Ziff Retail
Portfolio is 90.1% occupied. Colonial Properties Trust, an Alabama real estate investment trust ("CPT Reit") (NYSE:CLP), which entity owns an indirect interest in the Och-Ziff Retail Portfolio borrower, has provided a guaranty in favor of the Och-Ziff Retail Portfolio borrower pursuant to which CPT Reit guaranteed lease payments (in the amount that is due under the lease executed by America's
Custom) with respect to the vacated premises through September 30, 2011. No assurance can be given that CPT Reit will perform its obligations under the guarantee if and when called upon to do so.

            With respect to the Mann & Sylmar Biomedical Parks loan (loan number
13), historic monitoring since 2002 of groundwater impacted by volatile organic compounds shows a general trend of stable or declining concentrations.

            An April 2007 site remediation closure strategy states that, based on information provided by the Regional Water Quality Control Board (RWQCB), the
mortgaged real property

is appropriate for site closure. The site remediation closure strategy recommends implementation of a land use restriction prohibiting the use of groundwater for potable or irrigation purposes. A Phase I environmental site assessment performed on June 1, 2007 recommends annual review of regulatory files at the RWQCB until such time that site closure is granted. The related mortgage loan seller has not received notification that the RWQCB has granted site closure or that the RWQCB is not requiring active remediation.

            With respect to the Lindbergh Plaza loan (loan number 94), the local jurisdiction has notified Home Depot, anchor tenant at the mortgaged property, that the tenant's operation of an outdoor sales area constitutes a zoning violation. While the tenant is seeking to obtain the necessary permits for such operations, there is no assurance that such permits will be granted, or that the inability of the tenant to conduct such sales would not materially adversely affect the tenant and the related mortgage loan.

            With respect to the Hawthorn Suites Naples loan (loan number 114)
the loan allows for future mezzanine debt with a maximum combined LTV of 75% and a minimum combined DSCR of 1.20x With respect to the Melrose Ave. Retail loan
(loan number 252), which was determined to be likely to experience a probable maximum loss of approximately 22% of the estimated replacement cost of the improvements, the related borrower was not required to maintain earthquake insurance.

            18 of the mortgaged real properties, which represent security for approximately 3.8% of the initial mortgage pool balance and approximately 2.1%
of the initial loan group 1 balance, and approximately 7.2% of the initial loan group 2 balance, are secured by student housing facilities or multifamily properties predominantly rented by students.

            Capmark Finance Inc. is anticipated to be a sub-servicer for mortgage loans aggregating more than 10%, but less than 20%, of the initial mortgage pool balance.

            It is anticipated that Merrill Lynch, Pierce, Fenner and Smith
Incorporated, the lead manager, will hold in its name any offered certificates that have not been sold by the date hereof. Merrill Lynch intends to continue marketing these unsold certificates after the Closing Date. Merrill Lynch has agreed with one or more of the mortgage loan sellers that sold (to the depositor) the mortgage loans constituting the related trust fund to share in any losses or gains in connection with the sale of the unsold certificates pursuant to an arrangement whereby specified percentages of the losses or gains resulting from such sales will be allocated between Merrill Lynch and such mortgage loan seller.

            Please see the attached file captioned "MLMT 07-C1 Annex Changes"
for additional modifications to mortgage loan information in the 7/16/07 FWP

            Free Writing Prospectus Legend

            The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-142235) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering.

            You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

            Information in this material regarding any assets backing any securities discussed herein supersedes all prior contrary information regarding such assets.

            This material is for your information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. or Morgan Stanley &
Co. Incorporated (the "Underwriters") is soliciting any action based upon it.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).

            Any legends, disclaimers or other notices that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantially similar to or in the nature of the following are not applicable to these materials and should be disregarded:

            (i)   disclaimers regarding accuracy or completeness of the
information contained herein or restrictions as to reliance on the information contained herein by investors;

            (ii)  disclaimers of responsibility or liability;

            (iii) statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends;

            (iv)  language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy;

            (v)   statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and

            (vi)  legends that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

            Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

MLMT 2007-C1
7/30/2007

               LOANS THAT HAVE BEEN REMOVED FROM THE MORTGAGE POOL
LOAN NUMBER 41       1447 2nd Street                                   7,900,000
LOAN NUMBER 42       11860 Wilshire Boulevard                          6,400,000
LOAN NUMBER 43       1441 4th Street                                   5,250,000
LOAN NUMBER 178      Covington Square                                  3,300,000
LOAN NUMBER 200      Royal Coach Village MHP                           2,300,000
 LOAN NUMBER 213     Walgreens - Swansboro, NC                         2,080,000

ANNEX A-1 TO THE 7/16/07 FWP IS HEREBY AMENDED WITH RESPECT TO THE REVISED
CHARACTERISTICS SET FORTH BELOW:

LOAN NUMBER  LOAN NAME                          CHARACTERISTIC                     7/30/07 FWP VALUE               7/16/07 FWP VALUE

5.00         Och - Ziff Retail Portfolio        Occupancy %                                     90.1                            94.8
5.06         Colonial Promenade Hunter's Creek  Occupancy %                                     52.6                             100
5.06         Colonial Promenade Hunter's Creek  Largest Tenant Name                           Publix     Ian Stewart and Ken Gillich
                                                                                                       d/b/a America's Custom Design
                                                                                                                              Center
5.06         Colonial Promenade Hunter's Creek  Largest Tenant Unit Size                   56,000.00                          107806
 5.06        Colonial Promenade Hunter's Creek  Largest Tenant Lease Expiration           11/18/2012                       9/30/2011
5.06         Colonial Promenade Hunter's Creek  2nd Largest Tenant Name                Frank's Place                    Publix #0427
5.06         Colonial Promenade Hunter's Creek  2nd Largest Tenant Unit Size                   7,700                          56,000
5.06         Colonial Promenade Hunter's Creek  2nd Largest Tenant Lease                  12/31/2011                      11/18/2012
                                                Expiration
5.06         Colonial Promenade Hunter's Creek  3rd Largest Tenant Name                     Crispers                   Frank's Place
5.06         Colonial Promenade Hunter's Creek  3rd Largest Tenant Unit Size                   5,400                           7,700
5.06         Colonial Promenade Hunter's Creek  3rd Largest Tenant Lease                  10/31/2015                      12/31/2011
                                                Expiration
13.00        Mann & Sylmar Biomedical Parks     Appraised Value                          108,500,000                     102,000,000
13.00        Mann & Sylmar Biomedical Parks     Maturity LTV                                    59.9                            63.7
13.00        Mann & Sylmar Biomedical Parks     Cut-Off Date LTV                                59.9                            63.7
13.01        Mann Biomedical Park               Appraised Value                           86,500,000                      80,000,000
21.00        FIDM Los Angeles                   UW DSCR                                         1.20                            1.19
21.00        FIDM Los Angeles                   UW Revenues                                4,765,002                       4,767,472
21.00        FIDM Los Angeles                   UW Expenses                                1,658,381                       1,684,179
21.00        FIDM Los Angeles                   UW NCF                                     2,895,595                       2,872,266
21.00        FIDM Los Angeles                   UW NOI                                     3,106,621                       3,083,293
51.00        The Greens at McKinney             Original Prepayment Provision    LO(81),Def(60),O(3)            LO(47), Def(94),O(3)
                                                (Payments)
82.00        Forest Meadow Apartments           Annual P&I Debt Service                      732,861                         737,419
82.00        Forest Meadow Apartments           Maturity/ARD Balance                       9,883,574                       9,889,373
82.00        Forest Meadow Apartments           Maturity LTV                                    74.3                            74.4
82.00        Forest Meadow Apartments           Interest Rate                                 6.3360                          6.3900
82.00        Forest Meadow Apartments           Original Prepayment Provision    LO(24),Def(93),O(3)       LO(24),DeforYM1%(93),O(3)
                                                (Payments)

94.00        Lindbergh Plaza                    Annual P&I Debt Service                      586,454                         562,135
94.00        Lindbergh Plaza                    Interest Rate                                 6.2700                          6.0100
94.00        Lindbergh Plaza                    UW DSCR                                         1.20                            1.22
94.00        Lindbergh Plaza                    UW Revenues                                1,094,395                       1,078,769
94.00        Lindbergh Plaza                    UW Expenses                                  366,168                         365,699
94.00        Lindbergh Plaza                    UW NCF                                       702,506                         687,349
94.00        Lindbergh Plaza                    UW NOI                                       728,227                         713,070
108.00       815 Middle Ground Boulevard        Annual P&I Debt Service                      573,975                         579,736
108.00       815 Middle Ground Boulevard        Maturity/ARD Balance                       6,450,448                       6,486,708
108.00       815 Middle Ground Boulevard        Maturity LTV                                    56.1                            56.4
108.00       815 Middle Ground Boulevard        Cut-Off Date Balance                       7,470,000                       7,500,000
108.00       815 Middle Gr ound Boulevard       Interest Rate                                 6.6250                          6.6830
108.00       815 Middle Ground Boulevard        Original Balance                           7,470,000                       7,500,000
108.00       815 Middle Ground Boulevard        UW DSCR                                         1.35                            1.34
143.00       Bryant Portfolio                   Original Prepayment Provision    LO(24),Def(95),O(1)             LO(24),Def(93),O(3)
                                                (Payments)
161.00       Cottonwood Crest                   Annual P&I Debt Service                      292,171                         288,098
161.00       Cottonwood Crest                   Maturity/ARD Balance                       3,917,429                       3,912,214
161.00       Cottonwood Crest                   Maturity LTV                                    76.8                            76.7
161.00       Cottonwood Crest                   Interest Rate                                 6.3920                          6.2700
161.00       Cottonwood Crest                   Original Prepayment Provision    LO(24),Def(93),O(3)       LO(24),DeforYM1%(93),O(3)
                                                (Payments)
161.00       Cottonwood Crest                   UW DSCR                                         1.27                            1.28
199.00       Walgreens - Jasper, IN             Annual P&I Debt Service                      147,653                         148,832
199.00       Walgreens - Jasper, IN             Interest Rate                                 6.2600                          6.3100
199.00       Walgreens - Jasper, IN             UW DSCR                                         1.36                            1.34